                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                 [X]
Filed by a Party other than the Registrant      [ ]
Check the appropriate box:

[X]   Preliminary Proxy Statement                  [ ]  Confidential, for Use of
                                                        the Commission Only
                                                        (as permitted by
                                                        Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  PAYPAL FUNDS

      (Name of Registrant as Specified in Its Charter/Declaration of Trust) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                            PAYPAL MONEY MARKET FUND
                           (a series of PayPal Funds)

                                303 BRYANT STREET
                             MOUNTAIN VIEW, CA 94041
                                 1-888-215-5506

                            NOTICE OF SPECIAL MEETING

     Notice is hereby given that a special meeting of shareholders of PayPal Money Market Fund (the "Fund"), a series of PayPal Funds (the "Trust"), will be held on October 18, 2002 at 9:00 a.m., Pacific time, at Garden Court Hotel, 520 Cowper Street, Palo Alto, CA 94301.

     The special meeting is being held for the following purposes:

     1. To elect a Board of Trustees.

     2. To authorize the Board to adopt an amended and restated Trust
        Instrument.

     3. To change the investment objective of the Fund from fundamental to non-fundamental.

     4. To approve the revision of certain fundamental investment policies of the Fund.

     5. To approve a new Investment Advisory Agreement between the Trust and PayPal Asset Management, Inc. (the "Adviser").

     6. To transact such other business as may properly come before the special meeting or any adjournment thereof.

     Shareholders of record at the close of business on August 20, 2002 are entitled to notice of, and to vote at, the special meeting or any adjournments thereof. The accompanying Proxy Statement contains more information about the special meeting.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. PLEASE READ THE ENCLOSED PROXY STATEMENT. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND POSSIBLE ADJOURNMENT, PLEASE COMPLETE THE ATTACHED PROXY CARD AT WWW.PAYPAL.COM AND RETURN IT PROMPTLY. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY OCTOBER 18, 2002.


     By order of the Board of Trustees of the Trust.


                                   John Muller
                                   Secretary


______, 2002

                            PAYPAL MONEY MARKET FUND
                           (a series of PayPal Funds)

                                303 BRYANT STREET
                             MOUNTAIN VIEW, CA 94041
                                 1-888-215-5506

                                 PROXY STATEMENT
                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                OCTOBER 18, 2002


     This Proxy Statement is furnished by PayPal Funds (the "Trust") to the shareholders of its PayPal Money Market Fund (the "Fund") on behalf of the Trust's Board of Trustees (the "Board") in connection with the solicitation of the accompanying proxy. This proxy will be voted at a special meeting of shareholders and at any adjournments thereof (the "special meeting") to be held on October 18, 2002 at 9:00 a.m., Pacific time, at Garden Court Hotel, 520 Cowper Street, Palo Alto, CA 94301, for the purposes set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement is being mailed by electronic means to Fund shareholders on or about September 3, 2002.

     Copies of the Fund's most recent annual and semi-annual reports to shareholders have previously been electronically furnished to shareholders. These reports may be obtained without charge to shareholders from the Trust's internet website at www.paypal.com or by calling 1-888-215-5506

                                   PROPOSAL 1

                          TO ELECT A BOARD OF TRUSTEES

     The purpose of this proposal is to elect a Board of Trustees of the Trust. For the election of Trustees at the special meeting, the Board has approved the nomination of Kevin T. Hamilton, Richard D. Kernan, Gregory N. River and John
T. Story.

     Except for Mr. Kernan, all of the nominees are currently Trustees of the Trust and have served in that capacity continuously since its inception in 1999. Mr. Kernan was appointed by the Board to the position of advisory trustee on March 9, 2001.

INTERESTED NOMINEE*

NAME, AGE AND         POSITION(S)     LENGTH OF   PRINCIPAL OCCUPATIONS(S) DURING      NUMBER OF         OTHER
ADDRESS               HELD WITH FUND  TIME        PAST 5 YEARS                         PORTFOLIOS IN     DIRECTORSHIPS
                                      SERVED                                           FUND COMPLEX      HELD BY DIRECTOR
                                                                                       OVERSEEN BY
                                                                                       DIRECTOR
John T. Story** (62)  Chairman and    Since       Vice President, PayPal, Inc.                1          None
c/o PayPal, Inc.      Trustee         1999        (1999-present); President of John
303 Bryant St.                                    T. Story & Associates (mutual fund
Mountain View, CA                                 consulting firm)(1998-1999);
94041                                             Executive Vice President of
                                                  Montgomery Asset Management
                                                  (1994-1998)

 * Nominee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
** Mr. Story is considered an interested person because of his position with PayPal, Inc., an affiliate of the adviser.

NON-INTERESTED NOMINEES***

NAME, AGE AND         POSITION(S)     LENGTH OF   PRINCIPAL OCCUPATIONS(S) DURING      NUMBER OF         OTHER
ADDRESS               HELD WITH FUND  TIME        PAST 5 YEARS                         PORTFOLIOS IN     DIRECTORSHIPS
                                      SERVED                                           FUND COMPLEX      HELD BY DIRECTOR
                                                                                       OVERSEEN BY
                                                                                       DIRECTOR
Richard D. Kernan     Trustee         Since 2002  Chief Financial Officer, Claims,            1          None
(57)                                              Fireman's Fund Insurance Company
846 Olima Street                                  (2000-2001); Associate, Sinclair
Sausalito, CA 94965                               Ventures, LLC (1999-2000); Chief

                                                  Operating Officer, Combined
                                                  Benefits Insurance Company
                                                  (1995-1999)

Kevin T. Hamilton     Trustee         Since 1999  Partner, Rice Hall James &                  1          None
(40)                                              Associates (2002-present);
600 W. Broadway,                                  Principal and Portfolio Manager,
Suite 1000                                        Messner & Smith Investment
San Diego, CA 92101                               Management Limited (1998-2002);
                                                  Executive Vice President,
                                                  Montgomery Asset Management, LLC
                                                  (1991-1998)

Gregory N. River      Trustee         Since 1999  President and COO, U.S. Foursis             1          None
(48)                                              System Sales, Inc., wholly owned
114 Sansome Street,                               subsidiary of Foursis Corporation,
Suite 200                                         Japan (digital print hardware and
San Francisco, CA                                 software manufacturer)
94104                                             (2001-present); Vice President,
                                                  Off-Road Capital (private
                                                  investment company)
                                                  (2000-2001); Founder, Owner
                                                  and President, Paladin
                                                  Consulting Company (1996-2000)

*** Those Trustees who are not "interested persons" of the Trust as defined in the 1940 Act.


     As of August 20, 2002, the Trustees and officers of the Fund owned, in the aggregate, less than 1% of the Fund's outstanding shares.

     If elected, the Trustees will hold office during the lifetime of the Trust, subject to the approval of Proposal 2 below, except that (a) any Trustee may resign his or her trust by written instrument signed by him or her and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) any Trustee who requests in writing to be retired or who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his or her retirement; and (d) a Trustee may be removed at any meeting of the shareholders of the Trust by a vote of shareholders owning at least two-thirds of the outstanding shares. In case a vacancy shall for any reason exist, the remaining Trustees may fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

     The Board, which is currently composed of three non-interested and one interested Trustees, met five times during the fiscal year ended December 31, 2001. All of the Trustees attended at least 75% of the Board and committee meetings of which they were members.

     The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in the Fund:

INTERESTED NOMINEE

NAME                                  DOLLAR RANGE OF EQUITY SECURITIES   AGGREGATE DOLLAR RANGE OF EQUITY
                                      IN THE FUND                         SECURITIES IN ALL FUNDS OVERSEEN
                                                                          WITHIN FUND FAMILY BY TRUSTEE
John T. Story                         $1-$10,000                          $1-$10,000

NON-INTERESTED NOMINEES

NAME                                  DOLLAR RANGE OF EQUITY SECURITIES   AGGREGATE DOLLAR RANGE OF EQUITY
                                      IN THE FUND                         SECURITIES IN ALL FUNDS OVERSEEN
                                                                          WITHIN FUND FAMILY BY TRUSTEE

Kevin T. Hamilton                     None                                None
Richard D. Kernan                     None                                None
Gregory N. River                      None                                None

     The officers of the Fund are listed below except for the President and Chairman of the Board, Mr. Story, for whom information is provided in the table above. The President, Treasurer and Secretary each hold office until his successor is duly elected and qualified. All other officers hold office at the pleasure of the Board.


NAME, AGE AND ADDRESS             POSITION(S)       LENGTH OF TIME   PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS
                                  HELD WITH FUND    SERVED
Ralph Ho, Jr,  (32)               Vice President    Since January    President, PayPal Asset Management, Inc.
303 Bryant Street                 & Assistant       2002             (January 2002-present); Vice President of
Mountain View, CA 94041           Treasurer                          Finance & Treasurer, PayPal, Inc.
                                                                     (1999-present); Vice President & Assistant
                                                                     Treasurer, Banc of America Securities LLC
                                                                     (1994-1999)

Jeffrey J. Gaboury (34)           Treasurer and     Since July 1999  Director, Reporting and Compliance, Investors
200 Clarendon Street, Boston,     Chief Financial                    Bank & Trust Company (1996 to present)
MA 02116                          Officer

John Muller (41)                  Secretary         Since May 2001   General Counsel, PayPal, Inc. and PayPal Asset
303 Bryant Street                                                    Management, Inc. (2000-present); Partner,
Mountain View, CA 94041                                              Brobeck, Phleger & Harrison (San Francisco)
                                                                     (1998-2000); Of Counsel, Brobeck, Phleger &
                                                                     Harrison (San Francisco) (1996-1998)

Cynthia J. Surprise (56)          Assistant         Since May 2001   Director and Counsel, Mutual Fund
200 Clarendon Street, Boston,     Secretary                          Administration-Legal, Investors Bank & Trust
MA 02116                                                             Company (1999-present); Vice President, State
                                                                     Street Bank and Trust Company (1995-1999)

     The following table sets forth information describing the compensation of each Trustee and the Advisory Trustee for his or her services for the fiscal year ended December 31, 2001 for the Fund.

NAME AND POSITION          AGGREGATE             PENSION OR           ESTIMATED ANNUAL      TOTAL COMPENSATION
                           COMPENSATION FROM     RETIREMENT           BENEFITS UPON         FROM FUND AND FUND
                           THE FUND              BENEFITS ACCRUED     RETIREMENT            COMPLEX PAID TO
                                                 AS PART OF FUND                            TRUSTEES
                                                 EXPENSES
Nicole E. Faucher,(1)      $2,500                None                 None                  $2,500
Trustee

Kevin T. Hamilton,         $2,000                None                 None                  $2,000
Trustee

Richard D. Kernan,(2)      $1,500                None                 None                  $1,500
Trustee

Gregory N. River,          $2,500                None                 None                  $2,500
Trustee

(1) Ms. Faucher resigned as Trustee on August 13, 2002.
(2) Mr. Kernan served as an Advisory Trustee during the fiscal year ended December 31, 2002.

     Currently, the Board has a standing Audit Committee. The members of the Audit Committee are Ms. Faucher, Mr. Hamilton and Mr. River. The Audit Committee is responsible for, among other things: recommending the selection, retention, compensation or termination of the independent auditors; reviewing with the independent auditors the scope and results of the annual audit; discussing with Trust management the performance of the independent auditors and their recommendation with respect to the reasonableness of the auditors' fees; reviewing the Fund's annual report to shareholders and any significant underlying accounting policies; reviewing with the Fund's independent auditors the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing such controls and procedures; reporting to the full Board on a regular basis; as necessary, review with the independent auditors, Trust management, and the investment adviser any "illegal act," as defined in Section 10A of the Securities Exchange Act of 1934 and required by statute to be reported to the Committee; develop a recommendation with the advice of legal counsel and independent auditors as appropriate, to Trust management and the investment adviser designed to remedy any "illegal acts" or other significant matters brought to the attention of the Committee; and making recommendations as it deems necessary or appropriate. During the fiscal year ended December 31, 2001, the Audit Committee held one meeting. For additional information on the Fund's auditor, refer to the section entitled "Independent Accountants".

RECOMMENDATION AND REQUIRED VOTE

     The Board unanimously recommends that the shareholders of the Fund vote FOR each nominee. If a quorum is present at the special meeting, the affirmative vote of a plurality of votes cast, voted in person or by proxy at the special meeting, is required for the election of each Trustee. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes to ABSTAIN will have the same effect as votes cast AGAINST this Proposal No. 1, and broker non-votes but will not have any effect on the vote for this Proposal No. 1.

                                 PROPOSAL NO. 2

   TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED TRUST INSTRUMENT

     The Board has approved, and recommends that shareholders of the Trust authorize them to adopt, amend and restate the Trust's current Amended and Restated Trust Instrument (the "Current Trust Instrument"). The Current Trust Instrument requires that the Board must be elected by shareholders every three years. The further amended and restated Trust Instrument (the "New Trust Instrument") would eliminate the provision limiting each Trustee's term to three years and would provide that the Trustees hold office during the lifetime of the trust and until its termination. This modification is intended to provide continuity in the management of the Trust and would eliminate the time and expense associated with a shareholder meeting every three years.

     Section 3.03 of the Current Trust Instrument states the following:

     Term of Office. Each Trustee shall hold office for a term of three years from the date of his or her appointment as a Trustee, except that (a) any Trustee may resign his or her trust by written instrument signed by him or her and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) any Trustee who requests in writing to be retired or who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his or her retirement; and (d) a Trustee may be removed at any meeting of the Shareholders of the Trust by a vote of Shareholders owning at least two-thirds of the Outstanding Shares.

     Section 3.03 of the New Trust Instrument states (new language shown in italics):

     Term of Office. Each Trustee shall hold office during the lifetime of the Trust and until its termination as hereinafter provided, except that (a) any Trustee may resign his or her trust by written instrument signed by him or her and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) any Trustee who requests in writing to be retired or who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his or her retirement; and (d) a Trustee may be removed at any meeting of the Shareholders of the Trust by a vote of Shareholders owning at least two-thirds of the Outstanding Shares.

RECOMMENDATION AND REQUIRED VOTE

     The Board has concluded that the adoption of the New Trust Instrument is in the best interest of the Trust's shareholders. Accordingly, the Trustees unanimously recommend that shareholders vote FOR the proposal to authorize them to adopt the New Trust Instrument. If the proposal is not approved, the Current Trust Instrument will remain unchanged and in effect.

     If a quorum is present at the special meeting, the affirmative vote of a majority of the votes cast, voted in person or by proxy at the special meeting, is required for the approval of this Proposal No. 2. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes to ABSTAIN will have the same effect as votes cast AGAINST this Proposal No. 2, and broker non-votes will not have any effect on the vote for this Proposal No. 2.

                                 PROPOSAL NO. 3

               TO CHANGE THE INVESTMENT OBJECTIVE OF THE FUND FROM
                         FUNDAMENTAL TO NON-FUNDAMENTAL

     The investment objective of the Fund currently is fundamental and requires shareholder approval prior to any change. The Board has approved, and recommends that the shareholders approve converting the Fund's investment objective from fundamental to non-fundamental. If shareholders approve the proposal, the Board would have the flexibility to re-word the investment objective in a way that more clearly explains the objective that the Fund is pursuing. The Board's flexibility would also extend to changing the substance of the investment objective. The Board expects that shareholders will benefit from this proposed change because it will enable the Board to revise the Fund's investment objective without incurring the time and costs associated with a shareholder vote. The Board believes that this approach provides it with the necessary flexibility to respond to changes in the marketplace and is in keeping with the flexibility already afforded to many other funds throughout the mutual fund industry.

RECOMMENDATION AND REQUIRED VOTE

     The Board has concluded that the proposal to convert the Fund's investment objective from fundamental to non-fundamental is in the best interest of the Fund's shareholders. Accordingly, the Trustees unanimously recommend that shareholders vote FOR Proposal No. 3. If the proposal is not approved, the investment objective would remain fundamental.

     As provided in the 1940 Act, approval of this Proposal No. 3 requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund. Votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST this Proposal No. 3.

                                 PROPOSAL NO. 4

       TO APPROVE THE REVISION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES


     The 1940 Act requires investment companies like the Fund to have restrictions relating to certain investment practices that can be changed only with the approval of shareholders. An investment company may also elect to designate other investment policies as policies that may be changed only by shareholders. Both types of policies are referred to as "fundamental policies." These policies and restrictions limit the permissible investments that may be made by an investment company and the investment practices in which an investment company may engage. Some of the Fund's fundamental investment restrictions were adopted in the past by the Fund to reflect certain regulatory, business or industry conditions which are no longer in effect. As a result, certain of the fundamental policies of the Fund are more complex or restrictive than is required by the 1940 Act.

     The Board supports the proposals to amend the fundamental policies of the Fund for several reasons. First, the Fund operates as a feeder fund in a master-feeder fund arrangement and pursues its investment objective by investing all of its investable assets in another investment company called the Money Market Master Portfolio (the "Master Portfolio"). The Master Portfolio is a series of Master Investment Portfolio, a registered open-end management investment company. In a master-feeder fund arrangement, the feeder fund should have the same investment objective and substantially the same investment policies as the Master Portfolio. Recently, the Master Portfolio amended certain of its fundamental investment policies. The proposed amendments to the Fund's fundamental policies would conform the Fund's fundamental policies to the new fundamental polices of the Master Portfolio.

     Second, the proposed amendments would simplify and create more flexibility under the Fund's fundamental investment policies. The proposed amendments cover those areas for which the 1940 Act requires the Fund to have fundamental restrictions. The Board believes that the proposed policies satisfy current regulatory requirements, but, unlike the present policies, are written to provide flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes will provide the Fund greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund or the manner in which the Fund is managed.

COMPARISON OF THE CURRENT AND PROPOSED POLICIES

     Set forth below is a comparison of the Fund's current and proposed fundamental investment policies. Following the comparison is an brief explanation of the significance of the proposed changes to the Fund. The Board does not anticipate that approving these changes will result in a material change in the way the Fund operates at the present time.


PROPOSAL 4A.      CONCENTRATION

Current The Fund may not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, provided, however, that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements thereto), or obligations of domestic banks, to the extent that the Securities and Exchange Commission, by rule or interpretation, permits funds to reserve freedom to concentrate in such obligations.

Proposed The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission or its staff).

     The amended investment policy improves the clarity of the restriction, while maintaining the Fund's necessary specific exceptions to the industry concentration restriction. In addition, the amended policy clarifies that the Fund may invest in collateralized repurchase agreements without violating this restriction.

PROPOSAL 4B.      REAL ESTATE

Current The Fund may not purchase or sell real estate or real estate limited partnerships, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

Proposed The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     The amended investment policy improves the clarity of the restriction.

PROPOSAL 4C.      COMMODITIES

Current The Fund may not purchase commodities or commodity contracts (including futures contracts), except that the Master Portfolio may purchase securities of an issuer that invest or deal in commodities or commodity contracts.

Proposed          The Fund may not purchase or sell commodities, provided that
                  (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     The amended investment policy improves the clarity of the restriction. In addition, it clarifies that currency is not considered a commodity for purposes of this restriction.

PROPOSAL 4D.      UNDERWRITING

Current The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the disposition of portfolio securities.

Proposed The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as Fund shall not constitute an underwriting for purposes of this paragraph.

     The amended investment policy expands the exclusion from the underwriting restriction to include securities issued by non-diversified, open-end management investment companies, as well as securities issued by diversified, open-end management investment companies. The Fund does not currently intend to invest in securities of non-diversified investment companies.

PROPOSAL 4E.      BORROWING AND PROPOSAL 4F ISSUING SENIOR SECURITIES

Current The Fund may not borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions and then not in excess of 10% of the value of the net assets of the Fund (including the proceeds of such borrowings, at the lower of cost or market value). Transactions that are fully collateralized in a manner that does not involved the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the 1940 Act will not be regarded as borrowings for the purposes of this restriction.

                  The Fund may not mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts or other hedging transactions.

                  The Fund may not issue senior securities, as defined in the 1940 Act, except that this restriction will not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions.

Proposed The Fund may not borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

     The amended investment policy improves the clarity of the restrictions. In addition, the policy provides the Fund with maximum flexibility with respect to future changes in the 1940 Act, including the rules, regulations and orders thereunder, regarding restrictions on borrowing money and issuing senior securities, without incurring the costs of soliciting a shareholder vote. The 1940 Act currently allows the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. To the extent that the Fund increases the amount it borrows, it would be subject to greater leverage risk, which is the risk that the increased assets available for investment would expose the Fund to greater market risk, interest rate risk and other risks. However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes.

PROPOSAL 4G.      DIVERSIFICATION

Current The Fund may not with respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer and the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Proposed The Fund may not purchase the securities of any issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

     The amended investment policy improves the clarity of the restriction.

PROPOSAL 4H.      LENDING

Current The Fund may not lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in certain short-term or temporary debt obligations, even though the purchase of such obligations may be deemed to be the making of loans, and (b) enter into repurchase agreements.

Proposed The Fund may not make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

     The amended investment policy improves the clarity of the restriction. This policy provides the Fund with maximum flexibility with respect to future changes in the 1940 Act, including the rules, regulations and orders thereunder, regarding lending, without incurring the costs of soliciting a shareholder vote. In addition, the amended policy clarifies that lending securities and entering into repurchase transactions will not be considered a loan for purposes of the Fund's application of this restriction. Currently, the 1940 Act and regulatory interpretations limit the percentage of the Fund's securities that may be loaned to 33 1/3% of its total assets. It is unlikely that the Fund would lend money, except to the extent that the purchase of debt securities or similar evidences of indebtedness, or repurchase agreements could be considered a loan. To the extent that the Fund participates in certain lending transactions, there is a risk that the Fund, as lender, could experience a delay in obtaining prompt repayment of a loan.

RECOMMENDATION AND REQUIRED VOTE

     The Board has concluded that each of the proposals comprising Proposal 4 is in the best interests of the Fund's shareholders. Accordingly, the Trustees unanimously recommend that shareholders vote FOR each proposal. If shareholders do not approve the proposed changes, the current fundamental policies and restrictions will remain in effect. Differences between the Fund's policies and those of the Master Portfolio potentially could cause the Fund to withdraw its investment in the Master Portfolio. Each proposal to amend a particular fundamental policy will be voted on separately and will require an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund. Votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST Proposals 4A through 4H.

                                 PROPOSAL NO. 5

                 TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT

     The Adviser has acted as investment adviser with respect to the assets of the Fund since November 17, 1999. The parent company of the Adviser, PayPal, Inc. (the "Parent") entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 7, 2002, among the Parent, eBay Inc. ("eBay") and Vaquita Acquisition Corp., a wholly-owned subsidiary of eBay (the "Merger Sub"). Pursuant to the terms of the Merger Agreement, the Merger Sub will be merged with and into the Parent with the Parent surviving as a wholly-owned subsidiary of eBay (the "Merger"). The Merger Agreement contemplates that the Merger will be in a tax-free, stock-for-stock transaction. As a result of the consummation of the Merger, eBay will acquire all of the outstanding shares of the Parent causing more than 25% of the outstanding shares of the Parent to be owned by new shareholders. This constitutes a change in control of the Parent, as the term "control" is defined under Section 2(a) of the 1940 Act. The change in control of the Parent is deemed to be an "indirect change in control" of the Adviser, which causes a deemed assignment, and the automatic termination of the current investment advisory agreement, dated June 13, 2000, between the Adviser and the Trust (the "Current Investment Advisory Agreement"). The Merger is scheduled to be completed around year-end 2002. Accordingly, shareholders of the Fund are being asked to approve a new investment advisory agreement between the Adviser and the Trust (the "New Investment Advisory Agreement") with respect to the Fund. The Current Investment Advisory Agreement was last submitted to the to a vote of the shareholders on June 13, 2000 and was most recently approved by the Board of Trustees on May 14, 2002.

     eBay, a Delaware corporation, developed a Web-based community platform and has become the leading online marketplace of individuals and businesses in which buyers and sellers are brought together to browse, buy and sell items such as collectibles, automobiles, art items, jewelry, consumer electronics and a host of other practical and/or miscellaneous items. The eBay trading platform is a fully automated, topically arranged, interactive service that supports both an auction format in which sellers list items for sale and buyers bid on listed items, and a fixed-price format in which sellers and buyers trade items at a fixed price established by sellers. As of June 30, 2002, through its wholly-owned and partially-owned subsidiaries and affiliates, eBay operated online trading platforms directed towards and localized for the United States, Australia, Austria, Belgium, Canada, France, Germany, Ireland, Italy, the Netherlands, New Zealand, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan and the United Kingdom. eBay's principal executive offices are located in San Jose, California.

THE NEW INVESTMENT ADVISORY AGREEMENT

     The New Investment Advisory Agreement is the same in all substantive respects as the current Investment Advisory Agreement, differing only in the effective and termination dates. THE NEW INVESTMENT ADVISORY AGREEMENT WILL NOT RESULT IN A CHANGE IN ADVISORY FEES PAID BY THE FUND. A form of the New Investment Advisory Agreement is attached to this Proxy Statement as EXHIBIT A, and the description set forth in this Proxy Statement of the New Investment Advisory Agreement is qualified in its entirety by reference to EXHIBIT A.

     Under the New Investment Advisory Agreement, the Adviser will continue to provide investment advisory services to the Fund, including deciding what securities will be purchased and sold by the Fund, when such purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the 1940 Act and any rules or regulations thereunder; any other applicable provisions of law; the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; any policies and determinations of the Board of Trustees; and the fundamental policies of the Trust relating to the Fund, as reflected in the Trust's Registration Statement under the 1940 Act (including by reference, the Fund's Statement of Additional Information) as such Registration Statement is amended from time to time.

     As compensation for its services under the New Investment Advisory Agreement, the Adviser will be entitled to receive a fee at an annual rate equal to 1.80% of the Fund's average daily net assets.

     The New Investment Advisory Agreement will continue in effect for a period not to exceed two years from its effective date, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval. The New Investment Advisory Agreement generally provides that it may be terminated by the Trust or the Adviser at any time, without penalty, by giving the other parties 60 days' written notice.

     The Adviser will continue to carry out its duties under the New Investment Advisory Agreement at its own expense and will pay the ordinary operating expenses of the Fund, such as legal and auditing fees, fees and expenses of the Adviser, its custodian, accounting services and third-party shareholder servicing agents, the cost of communicating with shareholders and registration fees, as well as its other operating expenses. The Adviser will not be responsible for certain other specified expenses such as interest, taxes, brokerage, insurance, bonding, disinterested Trustees' compensation, extraordinary expenses and the advisory fees or expenses of the master portfolio in which the Fund invests substantially all of its assets.

     The New Investment Advisory Agreement provides that the Adviser will not be liable for any loss sustained by reason of any error of judgment or mistake of law, or for any loss suffered by the Fund or the Fund's shareholders in connection with the investment advisory services provided by the Adviser. The New Investment Advisory Agreement, however, provides that nothing contained in the New Investment Advisory Agreement shall be construed to protect the Adviser against any liability to the Trust, the Fund or the shareholders of the Fund by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the New Investment Advisory Agreement.

LEGAL REQUIREMENTS UNDER THE 1940 ACT

     Section 15(f) of the Investment Company Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied. The first condition specifies that no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in the Merger. The Adviser has agreed to use its best efforts to ensure that the Merger will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the 1940 Act, on the Fund. There will be no increase in fees or other compensation under the New Investment Advisory Agreement.

     The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act ("Disinterested Trustees"). The Board of Trustees of the Trust currently meets and will continue to satisfy this 75% requirement.


INFORMATION REGARDING THE ADVISER

     The Adviser, PayPal Asset Management, Inc., is a wholly owned subsidiary of PayPal, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser's address is 303 Bryant Street, Mountain View, CA 94041.

     The Adviser's principal executive officers and directors are shown below. The address of each, as it relates to his duties at the Adviser, is the same as that of the Adviser.


-------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH THE ADVISER                      PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------------------
John D. Muller, Chairman and Secretary                  General Counsel, PayPal, Inc. and PayPal Asset
                                                        Management, Inc.
-------------------------------------------------------------------------------------------------------------
Ralph Ho, President                                     President, PayPal Asset Management, Inc. and Vice
                                                        President of Finance & Treasurer, PayPal, Inc.
-------------------------------------------------------------------------------------------------------------
Tony Carvalho, Controller                               VP Finance and Corporate Controller, PayPal, Inc.
-------------------------------------------------------------------------------------------------------------
John Shaull, Treasurer                                  Assistant Treasurer, PayPal, Inc.
-------------------------------------------------------------------------------------------------------------
Scott Alexander,VP Engineering                          Senior Engineer PayPal, Inc.
-------------------------------------------------------------------------------------------------------------

     For the fiscal year ended December 31, 2001, the Fund paid the Adviser an investment advisory fee of $1,721,125 before contractual and voluntary fee waivers, and $1,296,232 after such waivers.

TRUSTEES' CONSIDERATION

     The Board of Trustees, including a majority of the disinterested Trustees, approved the New Investment Advisory Agreement and its submission for shareholder approval at a meeting on August 13, 2002.

     If the New Investment Advisory Agreement is not approved by the Fund's shareholders, the Trustees will promptly seek to enter into a new investment advisory arrangement for the Fund, subject to approval by the Fund's shareholders.

     The Board of Trustees has been presented with information that they believe demonstrates that the terms of the New Investment Advisory Agreement are fair to, and in the best interest of, the Trust, the Fund and the shareholders of Fund. Information was presented at the meeting of the Board on August 13, 2002 with respect to the Merger. Specific details about the information considered by the Board of Trustees is given below. In addition to the information presented at the meeting, the Board of Trustees has been presented with further information by telephone, email and other communications. The Adviser has advised the Board that there has been, and the Adviser expects that there will be, no diminution in the scope and quality of advisory services provided to the Fund as a result of the Merger.

     Information considered by the Board in approving the New Investment Advisory Agreement included, among other things: (1) the Adviser's representations that it is expected to remain intact after the Merger, and that the same persons currently responsible for management of the Fund are expected to continue to manage the Fund after the Merger closes; (2) that the senior management personnel responsible for the management of the Adviser are expected to continue to be responsisble for the management of the Adviser; (3) that the compensation to be received by the Adviser under the New Investment Advisory Agreement is the same as the compensation paid under the Current Investment Advisory Agreement; (4) the Parent's representation that it will use its reasonable best efforts to ensure that an "unfair burden" (as defined in the 1940 Act) is not imposed on the Fund as a result of the Merger; (5) the commonality of the terms and provisions of the New Investment Advisory Agreement and the Current Investment Advisory Agreement; and (6) eBay's financial strength and commitment to the advisory business.

     In addition, in approving the renewal of the Current Investment Advisory Agreement at its May 14, 2002 meeting, the Board had before them information that allowed them to evaluate the experience of the Adviser's key personnel, the quality of services the Adviser has provided and is expected to provide to the Fund, and the compensation proposed to be paid to the Adviser. The Trustees were asked to give equal consideration to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the favorable quality of services provided to the Fund since its commencement of operations; (2) the positive relationship of the Adviser with the Trust; (3) the performance of the Fund since commencement of operations; (4) the competitive compensation payable by the Trust to the Adviser under the Current Investment Advisory Agreement; (5) the terms of the Current Investment Advisory Agreement; and (6) the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and financial condition. Of the factors listed above, the Board of Trustees noted that their determination to approve the Current Investment Advisory Agreement in general was largely based on the positive experience enjoyed by the Trust with the Adviser under the Current Investment Advisory Agreement.

RECOMMENDATION AND REQUIRED VOTE

     The Board has concluded that Proposal 5 is in the best interests of the Fund's shareholders. Accordingly, the Trustees unanimously recommend that shareholders vote FOR each proposal. The proposal will require an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund. Votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST Proposals 5.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Fund's management does not know of any matters to be presented at the meeting other than those described in this Proxy Statement. If other business should properly come before the meeting, the proxyholders will vote on those matters in their discretion.

                             ADDITIONAL INFORMATION

SHARE OWNERSHIP INFORMATION

     GENERAL INFORMATION. As of August 20, 2002 there were _________ outstanding shares of the Fund.

     5% OWNERSHIP INFORMATION. As of August 20, 2002 the following persons were shareholders owning of record or known by the Fund to beneficially own 5% or more of the outstanding shares of the Fund:

--------------------------------------------------------------------------------
NAME AND ADDRESS             AMOUNT AND NATURE OF OWNERSHIP    PERCENT OF TOTAL
--------------------------------------------------------------------------------
PayPal, Inc.                 $75,000,000 Investment            50%
303 Bryant Street
Mountain View, CA 94041
--------------------------------------------------------------------------------

     No other person owned of record and, according to information available to the Fund, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on August 20, 2002, the record date.

     THE PARENT EXPECTS TO VOTE ALL SHARES OWNED BY IT AS OF THE RECORD DATE IN FAVOR OF ALL PROPOSALS, INCLUDING THE ELECTION OF ALL NOMINEES UNDER PROPOSAL NO. 1. THOSE VOTES WILL ALMOST CERTAINLY RESULT IN THE APPROVAL OF EACH PROPOSAL AND THE ELECTION OF THOSE NOMINEES.

SERVICE PROVIDERS

     Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer, serves as distribution agent of the shares of the Fund on PayPal's website.

     Investors Bank & Trust Company ("Investors Bank") serves as the administrator for the Fund and is located at 200 Clarendon Street, Boston, Massachusetts 02116.

PROXY SOLICITATION

     The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by those persons. The Trust may reimburse those broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with that proxy solicitation. In addition to the solicitation of proxies by electronic means, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the special meeting will be borne by the Adviser. The Fund will record votes through the internet and will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

CERTAIN VOTING MATTERS

     Only shareholders of record on the record date are entitled to be present and to vote at the special meeting. Each share of the Fund is entitled to one vote and each fractional share is entitled to a proportionate share of one vote.

     All proxies that are properly delivered by an internet vote prior to the special meeting, and are not revoked, will be voted at the special meeting. The persons named in such proxies will vote as directed by the proxy. If a proxy does not give voting directions, it will be voted FOR the approval of Proposals 1 through 5 described this Proxy Statement, and other matters will be voted in the discretion of the persons named as proxies.

     If an internet vote is delivered, that vote may be revoked at any time before its use by the Fund's receipt of a subsequent valid internet vote, or by attending the special meeting and voting in person. Attendance at the meeting alone will not serve to revoke the proxy.

     If a quorum is not present at the special meeting, or if a quorum is present at the special meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxyholders may propose one or more adjournments of the special meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the special meeting or represented by proxy. When voting on a proposed adjournment, the persons names a proxyholders will vote FOR the proposed adjournment al shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

     All shares that are voted, votes to ABSTAIN, and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum at the meeting. Broker non-votes are shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter.

SHAREHOLDER PROPOSALS

     The meeting is a special meeting of shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of Fund shareholders. Any shareholders who wishes to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Fund at PayPal Money Market Fund, 303 Bryant Street, Mountain View, CA 94041, Attn:
PayPal Money Market Fund Proxy Vote so that the proposals are received within a reasonable period of time prior to the meeting. Timely submission of a proposal does not guarantee its consideration at the meeting.

INDEPENDENT ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP has been selected as independent accountants for the Fund. PricewaterhouseCoopers LLP, in accordance with Independence Standards Board Standard No. 1, have confirmed to the Fund's Audit Committee that they are independent accountants with respect to the Fund.

     The independent accountants examine the Fund's financial statements and provide other non-audit and tax-related services to the Fund. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the special meeting.

     For services rendered to the Fund or the Adviser for the fiscal year ended December 31, 2001, PricewaterhouseCoopers LLP received the following fees:

Audit Fees

     For audit services rendered to the Fund for the fiscal year ended December 31, 2001, including fees billed for professional services rendered for the audit of the Fund's annual financial statements, PricewaterhouseCoopers LLP received a fee of $14,000.

Financial Information Systems Design and Implementation Fees

     The Fund did not pay any financial information systems design and implementation fees to PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2001.

All Other Fees

     There were no non-audit services rendered by PricewaterhouseCoopers LLP to the Fund, for the fiscal year ended December 31, 2001. For the fiscal year ended December 31, 2001, PricewaterhouseCoopers LLP received total fees of $1,910,000 for providing audit, tax and consulting services to the Adviser and entities controlling, controlled by, or under common control with the Adviser that provided services to the Fund.

     PLEASE COMPLETE THE ATTACHED PROXY CARD AND RETURN THE CARD BY OCTOBER 18, 2002 VIA ELECTRONIC TRANSMISSION.




______, 2002                  By order of the Board of Trustees
                              John Muller, Secretary

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

                                  PAYPAL FUNDS

     This is an INVESTMENT ADVISORY AGREEMENT, dated as of ____, between PayPal Asset Management, Inc. (the "Adviser") and PayPal Funds (the "Trust") with respect to the PayPal Money Market Fund, a series of the Trust (the "Fund").

     WHEREAS, the Trust is a Delaware business trust organized pursuant to a Trust Instrument dated June 3, 1999, as amended and restated, (the "Declaration of Trust") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services and other management services required for the ordinary operations of the Fund, and the Adviser is willing to furnish those services to the Fund;

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

     WHEREAS, the Adviser has provided investment advisory and other management services to the Fund pursuant to that certain Investment Advisory Agreement, dated as of June 13, 2000 (the "Old Investment Advisory Agreement");

     WHEREAS, the Old Investment Advisory Agreement has terminated in accordance with its terms pursuant to a change of control of the parent company of the Adviser;

     WHEREAS, the parties hereto wish to reinstate the agreement evidenced by the Old Investment Advisory Agreement on substantially the same terms; and

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

1.   Appointment.

     The Trust hereby appoints the Adviser to act as investment adviser and manager to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.   Investment Advisory and Management Duties

     (a) Subject to the supervision of the Trustees of the Trust, the Adviser will provide a program of continuous investment management for the Fund in accordance with the Fund's investment objective, policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information included as part of the Trust's Registration Statement filed with the Securities and Exchange Commission ("SEC") and as the Prospectus and Statement of Additional Information may be amended from time to time, copies of which shall be provided to the Adviser by the Trust. Subject to approval by the Trustees of the Trust, the Adviser for the Fund may select a master fund having substantially the same investment objective and policies as the Fund into which all or substantially all of the Fund's assets may be invested, or select and manage investment subadvisers who may be granted discretionary investment authority with respect to the assets of the Fund.

     (b) In performing its investment management services to the Fund hereunder, the Adviser will provide the Fund with ongoing investment guidance, policy direction, including oral and written research, monitoring of any master funds, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.

     (c) To the extent permitted by the Adviser's Form ADV as filed with the SEC and as may be amended from time to time (the "Adviser's Form ADV") and subject to the approval of the Trustees of the Trust, the Adviser shall have the authority to manage cash and money market instruments for cash flow purposes.

     (d) To the extent permitted by the Adviser's Form ADV, the Adviser will advise as to the securities, instruments, repurchase agreements, options and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund's portfolio. The Adviser will advise as to what portion of the Fund's portfolio shall be invested in securities and other assets, and what portion if any, should be held uninvested.

     (e) The Adviser shall provide or arrange for administration, transfer agency, custody and all other services necessary for the Fund to operate, and shall be responsible for the payment of all expenses associated with such services, subject to Section 5 of this Investment Advisory Agreement.

     (f) The Adviser may engage and remove one or more subadvisers, subject to the legally required approvals of the Trust and its shareholders, and the Adviser shall monitor the performance of any subadviser and report to the Trust thereon.

     (g) The Adviser further agrees that, in performing its duties hereunder, it will:

         (i) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

         (ii) use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

         (iii) place orders pursuant to the Fund's investment determinations as approved by the Trustees for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

         (iv) furnish to the Trust whatever statistical information the Trust may reasonably request with respect to each Fund's assets or contemplated investments. In addition, the Adviser will keep the Trust and the Trustees informed of developments materially affecting the Fund's portfolio and shall, on the Adviser's own initiative, furnish to the Trust from time to time whatever information the Adviser believes appropriate for this purpose;

         (v) make available to the Trust's administrator (the "Administrator") and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Administrator and the Trust in their compliance with applicable laws and regulations. The Adviser will furnish the Trustees with such periodic and special reports regarding the Fund and any subadviser as they may reasonably request;

         (vi) immediately notify the Trust in the event that the Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Trust's Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed thereon, and of any statement contained therein that becomes untrue in any material respect; and

         (vii) in providing investment advice to the Fund, use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

3.   Futures and Options.

     The Adviser's investment authority shall include advice with regard to purchasing, selling, covering open positions, and generally dealing in financial futures contracts and options thereon, or master funds which do so in accordance with Rule 4.5 of the Commodity Futures Trading Commission.

     The Adviser's authority shall include authority to: (i) open and maintain brokerage accounts for financial futures and options (such accounts hereinafter referred to as "Brokerage Accounts") on behalf of and in the name of the Fund; and (ii) execute for and on behalf of the Brokerage Accounts, standard customer agreements with a broker or brokers. The Adviser may, using such of the securities and other property in the Brokerage Accounts as the Adviser deems necessary or desirable, direct the custodian to deposit on behalf of the Fund, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Adviser deems desirable or appropriate.

4.   Use of Securities Brokers and Dealers.

     The Adviser will monitor the use by master funds of broker-dealers. To the extent permitted by the Adviser's Form ADV , purchase and sale orders will usually be placed with brokers who are selected by the Adviser as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Fund, in selecting brokers or dealers to execute such orders, the Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Adviser's research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or the Adviser's overall responsibilities to the Adviser's discretionary accounts.

     Neither the Adviser nor any parent, subsidiary or related firm shall act as a securities broker with respect to any purchases or sales of securities which may be made on behalf of the Fund, provided that this limitation shall not prevent the Adviser from utilizing the services of a securities broker which is a parent, subsidiary or related firm, provided such broker effects transactions on a "cost only" or "nonprofit" basis to itself and provides competitive execution. Unless otherwise directed by the Trust in writing, the Adviser may utilize the service of whatever independent securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution.

5.   Allocation of Charges and Expenses.

     The Adviser will pay all of the expenses of each class of each series of the Trust's shares that it shall manage, other than the following expenses:

        o interest;

        o taxes;

        o brokerage commissions;

        o insurance and bonding premiums;

        o fees and expenses of those trustees who are not "interested persons" as defined in the 1940 Act, including counsel fees;

        o extraordinary expenses approved by those disinterested trustees; and

        o fees and expenses of any master portfolio into which that series invests all or substantially all of its assets.

     The Adviser also will pay expenses incurred in connection with the provision of shareholder services and distribution services.

     To the extent the Adviser incurs any costs by assuming expenses that are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for those costs and expenses, except to the extent the Adviser has otherwise agreed to bear those expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund to the extent of the Adviser's actual costs for providing those services.

6.   Compensation.

     (a) As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Trust will arrange for the Fund to pay the Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to 1.80% of the Fund's average daily net assets. The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Trust Instrument and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Adviser's compensation is payable pursuant to this Section 6, then the Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 6.

     (b) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses that are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments.

7.   Books and Records.

     The Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request. The Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

8.   Aggregation of Orders.

     Provided that the investment objective, policies and restrictions of the Fund are adhered to, the Trust agrees that the Adviser may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other accounts managed by the Adviser or with accounts of the affiliates of the Adviser, if in the Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Trust acknowledges that the determination of such economic benefit to the Fund by the Adviser represents the Adviser's evaluation that the Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

9.   Standard of Care and Limitation of Liability.

     The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust, the Fund or to holders of the Fund's shares to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement. As used in this
Section 9, the term "Adviser" shall include any officers, directors, employees or other affiliates of the Adviser performing services with respect to the Fund.

10.  Services Not Exclusive.

     It is understood that the services of the Adviser are not exclusive, and that nothing in this Agreement shall prevent the Adviser from providing similar services to other investment companies or to other series of investment companies, including the Trust (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Adviser's ability to meet its obligations to the Fund hereunder. When the Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Adviser provides any advice to its clients concerning the shares of the Fund, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

11.  Duration and Termination.

     (a) This Agreement shall become effective on the later of the date of its execution or the date it is approved by shareholders and/or the Trustees in the manner required by the 1940 Act. This Agreement shall continue for a period of two years from its effective date , and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Funds' outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

     (b) Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Trust. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

12.  Amendments.

     This Agreement may be amended at any time but only by the mutual agreement of the parties to this Agreement and in accordance with any applicable legal or regulatory requirements.

13.  Proxies.

     Unless the Trust gives written instructions to the contrary, the Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested in a manner which best serves the interests of the Fund's shareholders. The Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

14.  Failure to Perform; Force Majeure.

     No failure or omission by either party hereto in the performance of any obligation of this Agreement (other than payment obligations) shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the party, including but not limited to, the following: acts of God, acts or omissions of any governmental agency; any rules, regulations, or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake, war; rebellion; insurrection; riot; and invasion and provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above-mentioned causes.

15.  [Reserved.]

16.  Miscellaneous.

     (a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

     (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     (d) Nothing herein shall be construed as constituting the Adviser as an agent of the Trust or the Fund.

     (e) All liabilities of the Trust hereunder are limited to the assets of the Fund, but this shall not be interpreted to conflict with the Fund's maintaining its separate assets and liabilities.



     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of ______.

                                  PAYPAL FUNDS


                                  By:___________________________________________
                                     Name: John T. Story
                                     Title: President


                                  PAYPAL ASSET MANAGEMENT, INC.


                                  By:___________________________________________
                                     Name: Ralph Ho
                                     Title: President

                                  PAYPAL FUNDS

THIS PROXY FORM IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PAYPAL FUNDS.

The undersigned hereby appoints Ralph Ho, David Hearth and Cynthia Surprise, and each of them, proxies for the undersigned, will full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the PayPal Money Market Fund (the "Fund") in connection with the special meeting of shareholders to be held at 9:00 a.m., Pacific time, at Garden Court Hotel, 520 Cowper Street, Palo Alto, CA 94301 and at any adjournment thereof. When properly executed and returned, this proxy form will be vote in the manner directed herein by the undersigned. If no direction is made, this proxy form will be voted FOR approval of the proposals.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.
1. To elect as Trustees the nominees presented in Proposal 1:

John T. Story      [ ] FOR            [ ] AGAINST                [ ] ABSTAIN
Richard D. Kernan  [ ] FOR            [ ] AGAINST                [ ] ABSTAIN
Kevin T. Hamilton  [ ] FOR            [ ] AGAINST                [ ] ABSTAIN
Gregory N. River   [ ] FOR            [ ] AGAINST                [ ] ABSTAIN

2. To authorize the Trustees to adopt an amended and restated Trust Instrument:

             [   ] FOR          [   ] AGAINST              [   ] ABSTAIN

3. To change the investment objective of the Fund from fundamental to non-fundamental:

             [   ] FOR          [   ] AGAINST              [   ] ABSTAIN

4. To revise the fundamental investment policy regarding
4.A      Concentration                [ ] FOR     [ ] AGAINST     [ ] ABSTAIN
4.B      Real Estate                  [ ] FOR     [ ] AGAINST     [ ] ABSTAIN
4.C      Commodities                  [ ] FOR     [ ] AGAINST     [ ] ABSTAIN
4.D      Underwriting                 [ ] FOR     [ ] AGAINST     [ ] ABSTAIN
4.E      Borrowing                    [ ] FOR     [ ] AGAINST     [ ] ABSTAIN
4.F      Issuing Senior Securities    [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

5. To approve a new Investment Advisory Agreement:

             [ ] FOR          [ ] AGAINST             [ ] ABSTAIN

RETURN PROMPTLY VIA ELECTRONIC TRANSMISSION


Name__________________________________


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